EXHIBIT 99.2

FINANCIAL STATEMENTS



                                  TEMPLE SUMMIT
                            FINANCIAL PROJECTS, INC.


                                  June 30, 2000





Clyde Bailey, P.C.
Certified Public Accountant
10924 Vance Jackson #404
San Antonio, Texas 78230









CLYDE BAILEY P.C.
------------------------------------------------------------------------------
                           Certified Public Accountant
                            10924 Vance Jackson #404

                            San Antonio, Texas 78230
                              (210) 699-1287(ofc.)
                       (888) 699-1287 (210) 691-2911 (fax)
                                     Member:
                           American Institute of CPA's
                             Texas Society of CPA's

Board of Directors
Temple Summit Financial Projects, Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

I have audited the accompanying balance sheet of Temple Summit Financial Projects, Inc. (Company) as of June 30, 2000 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows for the years ended June 30, 2000 and 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

On April 12, 2000, the Company sold all of its assets and liabilities to Nevada Mining & Metals Corporation, a Nevada Corporation for a total of $30,000. The Company has no other assets or liabilities as of June 30, 2000. This is further explained in Note 6.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no viable operations and little or no tangible assets. This is further explained in the Note 4.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2000 and the results of its operations for the year then ended in conformity with generally accepted accounting principles.

                                                           Clyde Bailey P.C.


San Antonio, Texas
July 05, 2000

                                                                   1

                        TEMPLE SUMMIT FINANCIAL PROJECTS
                                  Balance Sheet
                               As of June 30, 2000



          Total Assets                                                               $
                                                                                   978

                                                                                   ==================


                                       L I A B I L I T I E S


                                                               $
Current Liabilities:                                           -

          Total Current Liabilities

                                                                                  -

          Total Liabilities

                                                                                  -
                                                                                   ------------------


                                        STOCKHOLDERS' EQUITY

Common Stock                                                                               138,097
    200,000,000 authorized shares, $.001 par value
     138,096,863 shares issued and outstanding
Additional Paid-in-Capital                                                              2,353,503
Accumulated Deficit                                                                    (2,490,622)
                                                                                   ------------------

          Total Stockholders' Equity

                                                                                  978

         Total Liabilities and

                                                                                    $
                 Stockholders'  Equity                                             978
                                                                                   ==================


                                Temple Summit Financial Projects, Inc.
                                        Statement of Cash Flows


                                                                        For the Twelve Month
                                                                       Period Ended June 30
                                                                     2000                  1999
                                                              --------------------  --------------------

Cash Flows from Operating Activities:

                                                               $                     $
Net (Loss)                                                    (876,832)             (41,199)

Changes in operating assets and liabilities:

      Note Receivable

                                                                 (1,200)              1,500
      Employee Advances

                                                                        (27,781)   (72,875)

                                                              -
                                                              --------------------  --------------------

Total Adjustments                                             (28,981)              (71,375)

                                                              --------------------  --------------------

Net Cash used in Operating  Activities                        (905,813)             (112,574)


Cash Flows from Investing Activities:
      Asset Sold
                                                              1,542,318             -
                                                              --------------------  --------------------


Net Cash used in Investing Activities                         1,542,318             -


Cash Flows from Financing Activities:
      Short-Term Liabilities
                                                             (13,000)              (34,147)
      Liabilities Sold

                                                             (698,331)

     Shareholder Loans
      Common Stock

                                                             39,223                128,075
                                                              --------------------  --------------------


Net Cash provided for Financing Activities                    (635,748)             93,928



Net Increase (Decrease) in Cash                               757                   (18,646)


Cash Balance, Begin Period                                    221                   18,867
                                                              --------------------  --------------------


                                                              $                     $
Cash Balance, End Period                                      978                   221
                                                              ====================  ====================

                        TEMPLE SUMMIT FINANCIAL PROJECTS
                             Statement of Operations


                                      For the Twelve Month Period Ended June 30

    .......................................

Revenues: .................................            2000          1999
                                                       ----          ----

      Revenues ............................        $     --      $     --

           Total Revenues .................              --            --

Expenses:
      Consulting Expenses .................          5,000           3,500
      Office Rents ........................          8,730           9,690
      Insurance ...........................          2,475           4,563
      Legal & Professional ................         25,250           4,500
      Other Expenses ......................         21,389          18,946
                                                      ----            ----

           Total Expenses .................         62,844          41,199
                                                      ----            ----

           Net Loss from Operations .......        (62,844)        (41,199)

Provision for Income Taxes:
      Income Tax Benefit ..................           --              --


           Net (Loss) before Discontinued

           Operations .....................        (62,844)        (41,199)

Discontinued Operations:
      Discontinued Operations .............       (813,988)           --
                                                      ----           ----

           Net (Loss) .....................   $   (876,832)   $    (41,199)
                                                      ====            ====

Basic and Diluted Earnings per Common Share            Nil             Nil

Weighted Average number of Common Shares ..     84,374,345      65,639,531
                                                      ====            ====
      used in per share calculations

                     Temple Summit Financial Projects, Inc.
                        Statement of Stockholders' Equity
                               As of June 30, 2000




    ................................
                                                       $       .001         Paid-In     Accumulated   Stockholders'
                                         Shares            Par Value        Capital         Deficit       Equity
                                        ------------     ------------  ------------   ------------  ------------


Balance July 1, 1998 ...............     53,139,531          53,140    $  1,922,112   $ (1,572,591)   $    402,661


Stock issued for Cash ..............      5,034,999           5,035         216,090                        221,125


Stock issued for Debt ..............     20,000,000          20,000         180,000                        200,000

Net (Loss)
                                                                                           (41,199)       (41,199)
                                          ------------     ------------  ------------   ------------  ------------

Balance, June 30, 1999 .............     78,174,530          78,175       2,318,202     (1,613,790)        782,587


Stock Issues for Cash ..............      3,922,333           3,922          35,301                         39,223

Stock issued for

Services ...........................     56,000,000          56,000                                         56,000

Net (Loss) .........................                                                       (876,832)       (876,832)
                                        ------------      ------------   ------------     ------------   ------------

Balance June 30, 2000 ..............    138,096,863    $    138,097    $  2,353,503   $ (2,490,622)     $         978
                                        ------------      ------------   ------------     ------------   ------------
                                        ------------      ------------   ------------     ------------   ------------

                     Temple Summit Financial Projects, Inc.
                          Notes to Financial Statements


        Note 1  -  Summary of Significant Accounting Policies

         Organization

Temple Summit Financial Projects, Inc. ("the Company") was incorporated under the laws of the State of Texas on April 22, 1992, to conduct any lawful business for which corporations may be incorporated under the Texas Business Corporations Act. In November of 1993, this corporation became the successor to a former Utal corporation named Midvale Packing Company. This succession occurred immediately following the recession of a previous merger between Midvale and a Nevada corporation named New Dawn Development Company. The net effect was that Midvale Packing Company was reincorporated in Nevada as Temple Summit Financial Projects, Inc. The company has a total of 200,000,000 authorized shares with a par value of $.001 and with 138,096,863 shares issued and outstanding as of June 30, 2000.

Fixed Assets
The Company has no fixed assets at this time.

Federal Income Tax

The Company has adopted the provisions of Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. The Company accounts for income taxes pursuant to the provisions of the Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure on contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Method

                The Company's financial statements are prepared using the accrual method of accounting. Revenues are recognized when earned and expenses when incurred. Fixed assets are stated at cost. Depreciation and amortization using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes.

                                        6
                     Temple Summit Financial Projects, Inc.
                          Notes to Financial Statements

        Note 1  -  Summary of Significant Accounting Policies (con't)

         Earnings per Common Share

The Company adopted Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which simplifies the computation of earnings per share requiring the restatement of all prior periods.

Basic earnings per share are computed on the basis of the weighted average number of common shares outstanding during each year.

Diluted earnings per share are computed on the basis of the weighted average number of common shares and dilutive securities outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings per share are excluded from the calculation.

         Comprehensive Income

Statement  of  Financial   Accounting   Standards  (SFAS)  No.  130,  "Reporting
Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No.130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any assets requiring disclosure of comprehensive income.

         Segments of an Enterprise and Related Information

Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS 131 establishes standards for the way that public companies report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas and major customers. SFAS 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has evaluated this SFAS and does not believe it is applicable at this time.

                                        7
                     Temple Summit Financial Projects, Inc.
                          Notes to Financial Statements

         Note 2  -  Common Stock

         A total of 5,034,999 shares of common stock was sold in 1999 for $221,125, and in 2000 a total of 3,922,333 shares of common stock was sold for $ 39,223. In 1999, 20,000,000 shares of common stock was issued to settle $200,000 to the former directors and officers, and in 2000 a total of 56,000,000 shares of common stock was issued to the former directors and officers for services that had been accrued in prior years.

         Note 3  -  Related Parties

         The Organization has no significant related party transactions and/or relationships any individuals or entities.

Note 4 - Going Concern

The Company has had no operations to date, has little or no tangible assets or financial resources, and incurred losses since inception. These losses and lack of operations raise substantial doubt about the Company's ability to continue as a going concern.

Note 5 - Income Taxes

Deferred income taxes arise from temporary differences resulting from the Company's subsidiary utilizing the cash basis of accounting for tax purposes and the accrual basis for financial reporting purposes. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from timing differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the timing differences are expected to reverse. The Company's previous principal temporary differences relate to revenue and expenses accrued for financial purposes, which are not taxable for financial reporting purposes. The Company's material temporary differences consist of bad debt expense recorded in the financial statements that is not deductible for tax purposes and differences in the depreciation expense calculated for financial statement purposes and tax purposes.

The net deferred tax asset or liability is composed of the following:


                                                  2000     1999

Total Deferred Tax Assets .........   $          9,427   $6,180
Less: Valuation Allowance .........          ( 9,427 )   (6,180 )
         Net Deferred Tax Asset ...               --       --
    Total Deferred Tax Liabilities                --       --
         Net Deferred Tax Liability               --       --
         Less Current Portion .....               --       --
         Long-Term Portion ........   $           --     $ --


                                        8

                     Temple Summit Financial Projects, Inc.
                          Notes to Financial Statements



Note 6 - Sale of Assets and Loss from Discontinued Operations

On April 12, 2000, the Company sold all of its assets and liabilities to Nevada Mining & Metals Corporation, a Nevada Corporation for a total of $30,000. The Company has no other assets or liabilities as of June 30, 2000.

         Note 7  -  Subsequent Events

There were no other material subsequent events that have occurred since the balance sheet date that warrants disclosure in these financial statements.